EXHIBIT 10.1

TERMINATION NO. 7 ___________________ SL BY: 2-9-10
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IN THE COURT OF COMMON PLEAS, FRANKLIN COUNTY, OHIO
COMMERCIAL DOCKET

IBEAM SOLUTIONS, LLC                          :

Plaintiff,                                           :                      CASE NO. 09CVH07-10535

v.                                                     :                      Judge Richard A. Frye

DATA CENTER 101, LLC,                           :

Defendant.                                      :

DISMISSAL ENTRY

Per agreement of the parties, this case is settled and dismissed with prejudice as to all claims pending between the parties.  Court costs to be paid by the party that incurred them.

Date: _________________	_____________________________
Judge Frye

Approved by:

/s/ Jay B. Eggspuehler
Jay B. Eggspuehler, Esq.  (0047360)
Kerry T. Boyle (0072698)
Brandon L. Abshier (0083505)
Wiles, Boyle, Burkholder &
Bringardner Co., L.P.A.
300 Spruce Street, Floor One
Columbus, Ohio 43215
(614)221-5216
(614)221-4541 Fax
jeggspuehler@wileslaw.com
kboyle@wileslaw.com
babshier@wileslaw.com

ATTORNEYS FOR DEFENDANT

FILED
COMMON PLEAS COURT
FRANKLIN CO. OHIO

2010 FEB 11    PM 3:38
CLERK OF COURTS-CV